UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  ______________________
FORM 8-K
 ______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
December 20, 2013 (December 19, 2013)
Date of Report (date of earliest event reported)
 ______________________
TRANSCEPT PHARMACEUTICALS, INC.
(Exact name of Registrant as specified in its charter)

 ______________________

Delaware	000-51967	33-0960223
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1003 W. Cutting Blvd., Suite #110
Point Richmond, California 94804
(Address of principal executive offices)

(510) 215-3500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
  ______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
On December 19, 2013, Transcept Pharmaceuticals, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) to vote on two proposals at the request of a stockholder group consisting of Roumell Asset Management, LLC, Retrophin, Inc. and SC Fundamental Value Fund, L.P. (the “Stockholder Group”). The Board of Directors of the Company (the “Board”) unanimously opposed each of the proposals and recommended to the stockholders of the Company to vote “AGAINST” each proposal.
Proposal 1: Requesting that the Board take all actions necessary to eliminate the Tax Benefit Preservation Plan, dated as of September 13, 2013, by and between the Company and American Stock Transfer & Trust Company, LLC.
Proposal 2: The removal, without cause, as directors of the Company each of Christopher B. Ehrlich, Glenn A. Oclassen, Jake R. Nunn, G. Kirk Raab and each person, if any, nominated, appointed or elected by the Board after October 2, 2013 and prior to the Special Meeting to become a member of the Board at any future time or upon any event, the sole such person being Matthew M. Loar.
Proposal 1 failed to pass, and Proposal 2 failed to pass with respect to each director.
For additional information regarding the proposals, see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 9, 2013. The Company previously announced that Roumell Asset Management, LLC, a member of the stockholder group that requested the Special Meeting, indicated that it would abstain from voting at the Special Meeting in connection with its support for the Company’s strategic initiatives.
The voting tabulation for each proposal is as follows:
Proposal 1. Elimination of Tax Benefit Preservation Plan

For	Against	Abstain	Broker Non-Votes
2,359,451	6,518,044	3,088,136	0
Proposal 2. Removal, Without Cause, of Certain Directors

	For	Against	Abstain	Broker Non-Votes

Christopher B. Ehrlich	4,315,272	4,505,850	3,144,509	0
Glenn A. Oclassen	2,350,388	6,471,834	3,143,409	0
Jake R. Nunn	2,331,388	6,490,734	3,143,509	0
G. Kirk Raab	4,337,772	4,484,450	3,143,409	0
Matthew M. Loar	2,359,029	4,533,275	5,073,327	0

Item 8.01.    Other events.
On December 19, 2013, Transcept announced voting results relating to the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

The following Exhibits are filed as part of this Current Report on Form 8-K.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated December 19, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCEPT PHARMACEUTICALS, INC.

Date: December 20, 2013

	By:	/s/ Leone D. Patterson
	Name:	Leone D. Patterson
	Title:	Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated December 19, 2013.